Exhibit 10.4

                       EXCLUSIVE PURCHASE OPTION AGREEMENT

This Exclusive Purchase Option Agreement (hereinafter referred to as "this Agreement") has been signed by the following parties in Beijing, the People's Republic of China (hereinafter referred to as "China") on November 28, 2009.

Party A: Xiangtan Nicestar Business Administration Co., Ltd.

Address: Huayuan Village, Shaoshan Town, Shaoshan City

Party B: Guangwen He

ID Number: 430124196807081491

Party C: Hunan Oya Education Technology Co., Ltd.

Address: No. 119, Block 1, Middle Furong Rd., Kaifu District, Changsha City (Room 1708, Changtai Building)

In this Agreement, Party A, Party B and Party C shall hereinafter be referred to respectively as a "Party" and collectively as the "Parties".

Whereas: Party B holds 90% of the equity interests of Party C.

The parties have entered into the following agreements upon reaching a consensus through consultation now:

1. TRANSACTIONS OF EQUITIES

    1.1  Grant of rights

          Whereas, Party A pays RMB 10 Yuan to Party B as a consideration and Party B acknowledges receipt of the said consideration and deems it enough, Party B hereby irrevocably agrees that, under the premise as permitted by laws in China, following the exercise of discretionary steps and in accordance with the price described in Article 1.3 of this Agreement, Party A can require Party B to perform and fulfill all the approval and registration procedures required by Chinese laws so that Party A may at any time or from time to time, or designate a person or persons ("appointees") to purchase all or part of Party C's equities ("option of equities") from Party B. Where Party A's option of the said equities is exclusive, in addition to Party A and the appointees, any third persons shall not enjoy the rights to purchase shares or other rights related to Party B's equities. Party C shall hereby agree that Party B can grant the option of equities to Party A. The "persons" stipulated in the provisions of this Paragraph and this Agreement shall refer to individuals, companies, joint ventures, partnerships, corporations, trust companies or unincorporated organizations.

    1.2 Exercising steps

          Party A shall exercise the option of equities thereof under the prediction of complying with Chinese laws and regulations. As exercising the option of equities, Party A shall issue such a written notice ("share purchase notice") to Party B which shall contain the following matters: (a) Party A's decision on the exercise of the option of equities; (b) the stock-ownership shares ("equities purchased") which Party A intends to purchase from Party B; and (c) the date of purchase/date of transfer of equities purchased.

    1.3   Price of equities

          The price of equities purchased ("the base price") shall be RMB 10 Yuan. If an assessment of equity is carried out in accordance with the requirements of Chinese laws as Party A exercises the rights thereof, the parties shall make an agreement otherwise as per the principle of good faith, and it is necessary for them to adjust the said price of equities based on an evaluation, so as to comply with any requirements of applicable Chinese laws at the time (collectively referred to as "price of equities").

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    1.4   Transfer of equities purchased

          As Party A exercises the option of equities every time:

          1.4.1 Party B shall oblige Party C to promptly hold the meeting of shareholders, on which such resolutions as Party B transfers the equities purchased to Party A and / or designees shall be passed and approved;

          1.4.2 Party B shall issue a written statement in which Party B transfers the equities purchased to Party A and / or appointees and obtains the agreements of Party C and the other shareholders to transfer and abandon the pre-emptive rights.

          1.4.3 Party B shall sign the equity transfer agreement for each transfer with Party A and / or (where applicable) appointees in accordance with this Agreement and the share purchase notice;

          1.4.4.The related  parties shall sign all other  required  agreements, agreements or documents, obtain all the necessary government approvals and consents, take all the necessary actions under the circumstances without any security interests to transfer the effective ownership of equities purchased to Party A and / or appointees and make Party A and / or designees become the owners of equities purchased and registered in the books. For the purposes of this Paragraph and this Agreement, the "security interests" shall include guarantees, mortgages, third-party rights or interests, any options, purchase rights, rights of pre-emption, rights of set-off, ownership of detention or other security arrangements, etc., for the sake of clarity, not including any security interests arising from this Agreement and the Paragraph of the Equity Pledge Agreement of Party B. The "Equity Pledge Agreement of Party B" stipulated in the provisions of this Paragraph and this Agreement shall refer to the Equity Pledge Agreement (hereinafter referred to as "Equity Pledge Agreement") signed by Party A, Party B and Party C on the date of signing of this Agreement. In accordance with the Equity Pledge Agreement, in order to guarantee that Party C can fulfill the obligation under the exclusive business cooperation agreement signed by Party C and Party A, Party B shall pledge all the equities thereof in Party C to Party A.

2.  Commitments

   2.1   Commitments related to Party C

          Party B (as the shareholder of Party C) and Party C hereby make commitments :

          2.1.1 Without  the  prior  written  consent  of  Party A it will not supplement, alter or modify the Company's constitutive documents of Party C in any ways, increase or decrease the registered capital thereof, or otherwise change the registered capital structure thereof;

          2.1.2 It will maintain the viability of the companies thereof, as well as carefully and effectively operate the business thereof and process services in accordance with the sound financial and business standards and practices;

          2.1.3 It will not sell, transfer, mortgage or otherwise dispose of any assets, legal incomes or beneficial interests of Party C or to allow to set any other security interests thereon at any time from the date of signature of this Agreement without the prior written consent of Party A;

          2.1.4 It will not incur, inherit, guarantee or allow any debts without the prior written consent of Party A, but except for (i) the debts arising from the process of normal or daily business rater than through the borrowing instrument and (ii) the debts disclosed to Party A and getting the written consent of Party A;

          2.1.5 All businesses will be run in the course of the normal business to maintain the asset values of Party C, it will not carry out any acts/omissions as are sufficient to affect the conditions of business and asset values thereof;

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          2.1.6 Party C  shall  not be  allowed  to sign  any  major  agreements without the prior written consent of Party A, but except for the agreements signed in the course of normal business (for the purposes of this paragraph, if a agreement total amount is more than RMB [500,000] Yuan, it is deemed as a major agreement);

          2.1.7 Party C shall not be allowed to provide any loans or credit to any persons without the prior written consent of Party A;

          2.1.8 It will provide Party A with all information of operating and financial conditions related with Party C in accordance with the requirements of Party A;

          2.1.9 If Party A raises the requirements, Party C shall purchase and hold the insurance related to the assets and businesses thereof from the insurance companies accepted by Party A, the insurance shall have as the same amount and insurance kind as the one of the companies operating the similar businesses;

          2.1.10Party C shall not merge with or unite any person, or carry out the acquisition or investment for any person without the prior written consent of Party A;

          2.1.11It will  immediately  notify such  litigations,  arbitrations or administrative proceedings in connection with the assets, businesses or incomes of Party C as are taking place or may arise possibly to Party A;

          2.1.12It will sign all the necessary or appropriate documents, take all the necessary or appropriate actions and prefer all the necessary or appropriate charges or carry out all necessary and appropriate defenses for all the claims for reimbursement in order to maintain the ownership of all the assets of Party C thereof;

          2.1.13It will  not  pay  dividends  to all  shareholders  in any  form without the prior written consent of Party A; however, whenever Party A raises any requirements, Party C shall immediately distribute all the distributable profits thereof to all shareholders; and

          2.1.14In accordance with the requirements of Party A, any person designated by Party A shall be appointed as a director of Party C.

   2.2   Commitments of Party B

          Commitments of Party B:

          2.2.1 It will not sell, transfer, mortgage or otherwise dispose of such legal or beneficial interests of Party C's equities as are owned by Party A or to allow to set any other security interests thereon without the prior written consent of Party A; however, except for the pledge set on the said equity in accordance with the Equity Pledge Agreement of Party B;

          2.2.2 It will cause the board of shareholders and / or the board of directors of Party C not to approve to sell, transfer, mortgage or otherwise dispose of such any legal or beneficial interests of Party C's equities as are owned by Party B or to allow to set any other security interests thereon without the prior written consent of Party A; except for the approval of pledge set on the equity of Party B in accordance with the Equity Pledge Agreement of Party B;

          2.2.3 Without the prior written consent of Party A, Party B shall cause the board of shareholders or the board of directors of Party C not to grant Party C's merger or union with any person or acquisition or investment for any person;

          2.2.4 It will immediately notify such any litigations, arbitrations or administrative proceedings in connection with the equities owned thereof as are taking place or may arise possibly to Party A;

          2.2.5 It will promote the board of shareholders or the board of directors of Party C to vote in favor of the transfer of equities purchased stipulated in this Agreement and to take any other actions in accordance with the requirements of Party A;

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          2.2.6 It will sign all the necessary or  appropriate  documents,  take all the necessary or appropriate actions and prefer all the necessary or appropriate charges or carry out all necessary and appropriate defenses for all the claims for reimbursement in order to maintain the ownership of all the equities thereof;

          2.2.7 In accordance with the requirements of Party A, any person designated by Party A shall be appointed as a director of Party C.

          2.2.8 In accordance with the requirements of Party A at any time, Party B shall immediately transfer the equities thereof to its designated representative at any time and without conditions and in accordance with the option of equities of this Agreement, and give up the pre-emptive rights (if any) enjoyed thereof while carrying out the corresponding transfer of the equities thereof to another existing shareholder; and

          2.2.9 It will carry out the strict compliance with the provisions of this Agreement and other agreements jointly or separately signed by Party B, Party C and Party A, as well as the effective implementation of the obligations under the said agreements, and not carry out such acts/omissions as may be sufficient to affect the validity and enforceability of the said agreements.

3. REPRESENTATIONS AND WARRANTIES

Party B and Party C shall hereby make the representations and warranties jointly and separately to Party A at the date of signing of this Agreement and each date of transfer as follows:

     3.1 Party B and Party C shall have the powers and capabilities of signing and delivering this Agreement and as one party and any equity transfer agreements (each referred to as "Transfer Agreements") signed for each transfer of equities purchased as per this Agreement, as well as fulfilling the obligations under this Agreement and any Transfer Agreements thereof. Party B and Party C have agreed that they shall sign the Transfer Agreements as the same terms as this Agreement while Party A is exercising the options. Once this Agreement and each Transfer Agreement as one party are signed, the legal, valid and binding obligations have been constituted or shall be constituted and can be enforced in accordance with the terms to Party B and Party C thereof;

     3.2 Whether the assignment and delivery of this Agreement or any Transfer Agreements or the performance of obligations under this Agreement or any Transfer Agreements thereof shall not: (i) result in a breach of any relevant laws of China; (ii) conflict with the constitutional documents of Party C and documents of other organizations; (iii) result in a breach of any binding agreements or documents to Party B and Party C or as one party, or the constitution of any breach of agreements under any binding agreements or documents to Party B and Party C or as one party; (iv) result in a breach of the relevant grant of any license or approval issued to any party and (or) any conditions remaining in force; or (v) result in the suspension or revocation or additional conditions of any license or approval issued to any party;

     3.3 Party B shall have the good and marketable ownership for the equities owned thereof in Party C, apart from the Equity Pledge Agreement of Party B, it have not set any security interests on the above-mentioned equities;

     3.4 Party C shall have the good and marketable ownership for all the assets and have not set any security interests on the above-mentioned assets;

     3.5 Party C has no any outstanding debts, except for (i) the debts arising from the course of the normal business as well as(ii) the debts disclosed to Party A and passing the written consent of Party A;

     3.6 Party C shall comply with all the laws and regulations applicable to the equity and the acquisition of assets; and

     3.7 At present, there are not any pending or threatening litigations, arbitrations or administrative procedures related to the equities, assets of Party C or Party C.

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4.  EFFECTIVE DATE

This Agreement shall enter into force from the date of signing this Agreement by the parties, valid for 10 years, and can be further extended by the choice of Party A.

5.  APPLICABLE LAWS AND DISPUTE SETTLEMENT

     5.1  Applicable laws

          The Agreement shall be made, validated, interpreted, performed, revised and terminated and the disputes shall be resolved in conformance with related Chinese officially announced and publicly available laws, for which there fail to be the regulated matters, the international legal principles and practices shall be applicable.

     5.2  Means of dispute settlement

          The parties shall resolve any dispute arising from interpreting and fulfilling the Agreement based on friendly negotiations at first within 30 days upon sending a written notice by one Party to another, which, if a failure, shall be hereafter presented by any of the parties to China International Economic and Trade Arbitration Commission for arbitration in accordance with currently valid arbitration rules in Beijing. The arbitration shall be in Chinese and the arbitration award shall be final and binding on both parties.

6.  TAXES AND FEES

Each party shall bear any and all taxes, expenses and fees arising from the transactions drawn up due to the preparation and signature of this Agreement and the Transfer Agreements and the completion of this Agreement and the Transfer Agreements under Chinese laws or arising from the said party or the collection of transfer and registration thereof.

7.  NOTICE

     7.1 All notices or other correspondences requested or sent upon the Agreement shall be sent to the following address of the Party through personal delivery, registered post, postage prepaid, business express service or fax and all notices shall be sent through email once more. The service date of such notices shall be confirmed as per the following methods:

          7.1.1If the notice is sent through personal delivery, express service, registered post or postage prepaid, the service date shall be the day when the notice is sent or rejected upon the notice address.

          7.1.2If the notice is sent through fax, the service date shall be the day when the notice is successfully sent out (subject to the auto-generated sending acknowledgement).

     7.2  For the purpose of notice, both Parties' addresses are as following:

          PARTY A: Xiangtan Nicestar Business Administration Co., Ltd.

          Address: Huayuan Village, Shaoshan Town, Shaoshan City

          Attn: Guangwen He

          Tel.: 0731-55687248

          Fax: 0731-55687248

          PARTY B: Guangwen He

          Address: No.27 Jinsha Road, Lijingpu Village, Ningxiang County, Hunan Province

          Attn: Guangwen He

          Tel.: 0731-87828601

          Fax: 0731-87828601

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          PARTY C: Hunan Oya Education Technology Co., Ltd.

          Address: No. 119, Block. I. Middle Furong Rd., Kaifu District, Changsha City (Room 1708, Changtai Building)

          Attn: Guangwen He

          Tel.: 0731-88873289

          Fax: 0731-88873727

     7.3 Either Party can notice the other Party the change of the notice address at any time upon this clause.

8. DUTIES OF CONFIDENTIALITY

     The parties acknowledge and confirm that the Agreement and the content thereof, as well as any exchanged oral or written documents for preparing or fulfilling the Agreement are confidential information which may not be disclosed to any other parties without the prior written authorization of another Party except the followings: (a) any information known or to be known by publics (only those information not disclosed to publics by the party accepting the confidential information without permission); (b) any information needed by any party with respect to the Agreement to be disclosed at the request of applicable laws, stock exchange regulations or orders from government or court; or (c) any information needed to be disclosed to the stockholders, investors, or law or financial consultant who have to observe the confidential obligations similar to the Agreement as well . Any such disclosure from personnel or employed institutes of one party shall be considered as the disclosure of that party and shall be liable for breach of agreement. This clause shall be valid no matter the Agreement is terminated for any reason.

9. FURTHER GUARANTEES

    The parties agree to sign in time the documents and take further actions reasonably needed in implementation of the provisions and purposes of this Agreement or benefit the Party.

10.  MISCELLANEOUS

     10.1 Amendment, modification and supplement

          The amendment, modification and supplement of this Agreement must be approved by a written agreement signed by each party.

     10.2 Complete agreements

          In addition to the written amendment, modification and supplement after this Agreement has been signed, the complete agreements reached by the parties of this Agreement for the subject matter of this Agreement shall replace all the oral or written consultations, statements and agreements reached for the subject matter of this Agreement erenow.

     10.3 Titles

          The title of this Agreement shall be set only for convenience to read as such, and shall not be used to explain, descript or otherwise affect the meanings of the provisions of this Agreement.

     10.4 Languages

          This Agreement shall be in triplicate. Party A, Party B and Party C have one with each equally valid.

     10.5 Divisibility

          If one or more clauses of the Agreement are adjudged to be invalid, illegal or unenforceable in any aspect subject to any law or regulation, the validity, legality or enforceability of the other part of the Agreement shall not be impacted or damaged for such reason. The

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          Parties  shall,  through  sincere  negotiations,  replace the invalid, illegal or unenforceable regulations with effective regulations within the law and to the maximum the Parties expected, economic effects of such effective regulations shall be as similar as possible with those of the invalid, illegal or unenforceable regulations.

     10.6 Successors

          This Agreement shall be binding on the respective successors and the permitted transferees of the parties thereof and shall be favorable to them therefore.

     10.7 Remaining in force

          10.7.1 Any obligations arising from this Agreement or expiring prior to the expiration or early termination of this Agreement shall remain in force after the expiration or early termination of this Agreement.

          10.7.2 The provisions stipulated in Clauses 5, 7, 8 and 10.8 of this Agreement shall remain in force after the termination of this Agreement.

    10.8  Waive

          Any party can waive the terms and conditions of this Agreement, but the said waive must be made in writing and signed by the parties. One party's abstention arising from the breach of agreement of other parties in some cases shall not be deemed as the said party's abstention arising from the similar breach of agreement of other parties in other cases.

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IN WITNESS WHEREOF,  the representatives  authorized by both Parties have signed this Exclusive Option Agreement and validated it as of day showed at the beginning of the Agreement.

Party A: Xiangtan Nicestar Business Administration Co., Ltd.

Signature: /s/ Guangwen He

Name: Guangwen He

Position: Legal Representative


Party B: Guangwen He

Signature: /s/ Guangwen He


Party C: Hunan Oya Education Technology Co., Ltd.

Signature: /s/ Guangwen He

Name: Guangwen He

Post: Legal Representative

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                       EXCLUSIVE PURCHASE OPTION AGREEMENT

This Exclusive Purchase Option Agreement (hereinafter referred to as "this Agreement") has been signed by the following parties in Beijing, the People's Republic of China (hereinafter referred to as "China") on November 28, 2009.

Party A: Xiangtan Nicestar Business Administration Co., Ltd.

Address: Huayuan Village, Shaoshan Town, Shaoshan City

Party B: Yabin Zhong

ID Number: 430124196807081491

Party C: Hunan Oya Education Technology Co., Ltd.

Address: No. 119, Block 1, Middle Furong Rd., Kaifu District, Changsha City (Room 1708, Changtai Building)

In this Agreement, Party A, Party B and Party C shall hereinafter be referred to respectively as a "Party" and collectively as the "Parties".

Whereas: Party B holds 10% of the equity interests of Party C.

The parties have entered into the following agreements upon reaching a consensus through consultation now:

1. TRANSACTIONS OF EQUITIES

     1.1  Grant of rights

          Whereas, Party A pays RMB 10 Yuan to Party B as a consideration and Party B acknowledges receipt of the said consideration and deems it enough, Party B hereby irrevocably agrees that, under the premise as permitted by laws in China, following the exercise of discretionary steps and in accordance with the price described in Article 1.3 of this Agreement, Party A can require Party B to perform and fulfill all the approval and registration procedures required by Chinese laws so that Party A may at any time or from time to time,or designate a person or persons ("appointees") to purchase all or part of Party C's equities ("option of equities") from Party B. Where Party A's option of the said equities is exclusive, in addition to Party A and the appointees, any third persons shall not enjoy the rights to purchase shares or other rights related to Party B's equities. Party C shall hereby agree that Party B can grant the option of equities to Party A. The "persons" stipulated in the provisions of this Paragraph and this Agreement shall refer to individuals, companies, joint ventures, partnerships, corporations, trust companies or unincorporated organizations.

     1.2  Exercising steps

          Party A shall exercise the option of equities thereof under the prediction of complying with Chinese laws and regulations. As exercising the option of equities, Party A shall issue such a written notice ("share purchase notice") to Party B which shall contain the following matters: (a) Party A's decision on the exercise of the option of equities; (b) the stock-ownership shares ("equities purchased") which Party A intends to purchase from Party B; and (c) the date of purchase/date of transfer of equities purchased.

    1.3   Price of equities

          The price of equities purchased ("the base price") shall be RMB 10 Yuan. If an assessment of equity is carried out in accordance with the requirements of Chinese laws as Party A exercises the rights thereof, the parties shall make an agreement otherwise as per the principle of good faith, and it is necessary for them to adjust the said price of equities based on an evaluation, so as to comply with any requirements of applicable Chinese laws at the time (collectively referred to as "price of equities").

    1.4   Transfer of equities purchased

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          As Party A exercises the option of equities every time:

          1.4.1 Party B shall oblige Party C to promptly hold the meeting of shareholders, on which such resolutions as Party B transfers the equities purchased to Party A and / or designees shall be passed and approved;

          1.4.2 Party B shall issue a written statement in which Party B transfers the equities purchased to Party A and / or appointees and obtains the agreements of Party C and the other shareholders to transfer and abandon the pre-emptive rights.

          1.4.3 Party B shall sign the equity transfer agreement for each transfer with Party A and / or (where applicable) appointees in accordance with this Agreement and the share purchase notice;

          1.4.4. The related parties shall sign all other required agreements, agreements or documents, obtain all the necessary government approvals and consents, take all the necessary actions under the circumstances without any security interests to transfer the effective ownership of equities purchased to Party A and / or appointees and make Party A and / or designees become the owners of equities purchased and registered in the books. For the purposes of this Paragraph and this Agreement, the "security interests" shall include guarantees, mortgages, third-party rights or interests, any options, purchase rights, rights of pre-emption, rights of set-off, ownership of detention or other security arrangements, etc., for the sake of clarity, not including any security interests arising from this Agreement and the Paragraph of the Equity Pledge Agreement of Party B. The "Equity Pledge Agreement of Party B" stipulated in the provisions of this Paragraph and this
                  Agreement shall refer to the Equity Pledge Agreement (hereinafter referred to as "Equity Pledge Agreement") signed by Party A, Party B and Party C on the date of signing of this Agreement. In accordance with the Equity Pledge Agreement, in order to guarantee that Party C can fulfill the obligation under the exclusive business cooperation agreement signed by Party C and Party A, Party B shall pledge all the equities thereof in Party C to Party A.

2.  Commitments

   2.1   Commitments related to Party C

          Party B (as the shareholder of Party C) and Party C hereby make commitments:

          2.1.1   Without  the  prior  written  consent  of  Party A it will not supplement, alter or modify the Company's constitutive documents of Party C in any ways, increase or decrease the registered capital thereof, or otherwise change the registered capital structure thereof;

          2.1.2 It will maintain the viability of the companies thereof, as well as carefully and effectively operate the business thereof and process services in accordance with the sound financial and business standards and practices;

          2.1.3 It will not sell, transfer, mortgage or otherwise dispose of any assets, legal incomes or beneficial interests of Party C or to allow to set any other security interests thereon at any time from the date of signature of this Agreement without the prior written consent of Party A;

          2.1.4 It will not incur, inherit, guarantee or allow any debts without the prior written consent of Party A, but except for
                  (i) the debts arising from the process of normal or daily business rater than through the borrowing instrument and (ii) the debts disclosed to Party A and getting the written consent of Party A;

          2.1.5 All businesses will be run in the course of the normal business to maintain the asset values of Party C, it will not carry out any acts/omissions as are sufficient to affect the conditions of business and asset values thereof;

          2.1.6 Party C shall not be allowed to sign any major agreements without the prior written consent of Party A, but except for the agreements signed in the course of normal business (for

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                  the purposes of this paragraph, if a agreement total amount is more than RMB [500,000] Yuan, it is deemed as a major agreement);

          2.1.7 Party C shall not be allowed to provide any loans or credit to any persons without the prior written consent of Party A;

          2.1.8 It will provide Party A with all information of operating and financial conditions related with Party C in accordance with the requirements of Party A;

          2.1.9 If Party A raises the requirements, Party C shall purchase and hold the insurance related to the assets and businesses thereof from the insurance companies accepted by Party A, the insurance shall have as the same amount and insurance kind as the one of the companies operating the similar businesses;

          2.1.10 Party C shall not merge with or unite any person, or carry out the acquisition or investment for any person without the prior written consent of Party A;

          2.1.11 It will immediately notify such litigations, arbitrations or administrative proceedings in connection with the assets, businesses or incomes of Party C as are taking place or may arise possibly to Party A;

          2.1.12 It will sign all the necessary or appropriate documents, take all the necessary or appropriate actions and prefer all the necessary or appropriate charges or carry out all necessary and appropriate defenses for all the claims for reimbursement in order to maintain the ownership of all the assets of Party C thereof;

          2.1.13 It will not pay dividends to all shareholders in any form without the prior written consent of Party A; however, whenever Party A raises any requirements, Party C shall immediately distribute all the distributable profits thereof to all shareholders; and

          2.1.14 In accordance with the requirements of Party A, any person designated by Party A shall be appointed as a director of Party C.

   2.2   Commitments of Party B

          Commitments of Party B:

          2.2.1 It will not sell, transfer, mortgage or otherwise dispose of such legal or beneficial interests of Party C's equities as are owned by Party A or to allow to set any other security interests thereon without the prior written consent of Party A; however, except for the pledge set on the said equity in accordance with the Equity Pledge Agreement of Party B;

          2.2.2 It will cause the board of shareholders and / or the board of directors of Party C not to approve to sell, transfer, mortgage or otherwise dispose of such any legal or beneficial interests of Party C's equities as are owned by Party B or to allow to set any other security interests thereon without the prior written consent of Party A; however, except for the approval of pledge set on the equity of Party B in accordance with the Equity Pledge Agreement of Party B;

          2.2.3 Without the prior written consent of Party A, Party B shall cause the board of shareholders or the board of directors of Party C not to grant Party C's merger or union with any person or acquisition or investment for any person;

          2.2.4 It will immediately notify such any litigations, arbitrations or administrative proceedings in connection with the equities owned thereof as are taking place or may arise possibly to Party A;

          2.2.5 It will promote the board of shareholders or the board of directors of Party C to vote in favor of the transfer of equities purchased stipulated in this Agreement and to take any other actions in accordance with the requirements of Party A;

          2.2.6 It will sign all the necessary or appropriate documents, take all the necessary or appropriate actions and prefer all the necessary or appropriate charges or carry out all necessary

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
                  and appropriate defenses for all the claims for reimbursement in order to maintain the ownership of all the equities thereof;

          2.2.7 In accordance with the requirements of Party A, any person designated by Party A shall be appointed as a director of Party C.

          2.2.8 In accordance with the requirements of Party A at any time, Party B shall immediately transfer the equities thereof to its designated representative at any time and without conditions and in accordance with the option of equities of this Agreement, and give up the pre-emptive rights (if any) enjoyed thereof while carrying out the corresponding transfer of the equities thereof to another existing shareholder; and

          2.2.9 It will carry out the strict compliance with the provisions of this Agreement and other agreements jointly or separately signed by Party B, Party C and Party A, as well as the effective implementation of the obligations under the said agreements, and not carry out such acts/omissions as may be sufficient to affect the validity and enforceability of the said agreements.

 3.  REPRESENTATIONS AND WARRANTIES

Party B and Party C shall hereby make the representations and warranties jointly and separately to Party A at the date of signing of this Agreement and each date of transfer as follows:

     3.1 Party B and Party C shall have the powers and capabilities of signing and delivering this Agreement and as one party and any equity transfer agreements (each referred to as "Transfer Agreements") signed for each transfer of equities purchased as per this Agreement, as well as fulfilling the obligations under this Agreement and any Transfer Agreements thereof. Party B and Party C have agreed that they shall sign the Transfer Agreements as the same terms as this Agreement while Party A is exercising the options. Once this Agreement and each Transfer Agreement as one party are signed, the legal, valid and binding obligations have been constituted or shall be constituted and can be enforced in accordance with the terms to Party B and Party C thereof;

     3.2 Whether the assignment and delivery of this Agreement or any Transfer Agreements or the performance of obligations under this Agreement or any Transfer Agreements thereof shall not: (i) result in a breach of any relevant laws of China; (ii) conflict with the constitutional documents of Party C and documents of other organizations; (iii) result in a breach of any binding agreements or documents to Party B and Party C or as one party, or the constitution of any breach of agreements under any binding agreements or documents to Party B and Party C or as one party; (iv) result in a breach of the relevant grant of any license or approval issued to any party and (or) any conditions remaining in force; or (v) result in the suspension or revocation or additional conditions of any license or approval issued to any party;

     3.3 Party B shall have the good and marketable ownership for the equities owned thereof in Party C, apart from the Equity Pledge Agreement of Party B, it have not set any security interests on the above-mentioned equities;

     3.4 Party C shall have the good and marketable ownership for all the assets and have not set any security interests on the above-mentioned assets;

     3.5 Party C has no any outstanding debts, except for (i) the debts arising from the course of the normal business as well as(ii) the debts disclosed to Party A and passing the written consent of Party A;

     3.6 Party C shall comply with all the laws and regulations applicable to the equity and the acquisition of assets; and

     3.7 At present, there are not any pending or threatening litigations, arbitrations or administrative procedures related to the equities, assets of Party C or Party C.

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
4.  EFFECTIVE DATE

This Agreement shall enter into force from the date of signing this Agreement by the parties, valid for 10 years, and can be further extended by the choice of Party A.

5.  APPLICABLE LAWS AND DISPUTE SETTLEMENT

     5.1  Applicable laws

          The Agreement shall be made, validated, interpreted, performed, revised and terminated and the disputes shall be resolved in conformance with related Chinese officially announced and publicly available laws, for which there fail to be the regulated matters, the international legal principles and practices shall be applicable.

     5.2  Means of dispute settlement

          The parties shall resolve any dispute arising from interpreting and fulfilling the Agreement based on friendly negotiations at first within 30 days upon sending a written notice by one Party to another, which, if a failure, shall be hereafter presented by any of the parties to China International Economic and Trade Arbitration Commission for arbitration in accordance with currently valid arbitration rules in Beijing. The arbitration shall be in Chinese and the arbitration award shall be final and binding on both parties.

6.  TAXES AND FEES

Each party shall bear any and all taxes, expenses and fees arising from the transactions drawn up due to the preparation and signature of this Agreement and the Transfer Agreements and the completion of this Agreement and the Transfer Agreements under Chinese laws or arising from the said party or the collection of transfer and registration thereof.

7.  NOTICE

     7.1 All notices or other correspondences requested or sent upon the Agreement shall be sent to the following address of the Party through personal delivery, registered post, postage prepaid, business express service or fax and all notices shall be sent through email once more. The service date of such notices shall be confirmed as per the following methods:

          7.1.1 If the notice is sent through personal delivery, express service, registered post or postage prepaid, the service date shall be the day when the notice is sent or rejected upon the notice address.

          7.1.2 If the notice is sent through fax, the service date shall be the day when the notice is successfully sent out (subject to the auto-generated sending acknowledgement).

     7.2  For the purpose of notice, both Parties' addresses are as following:

          Party A: Xiangtan Nicestar Business Administration Co., Ltd.

          Address: Huayuan Village, Shaoshan Town, Shaoshan City

          Attn: Guangwen He

          Tel.: 0731-55687248

          Fax: 0731-55687248

          Party B: Yabin Zhong

          Address: No.27 Jinsha Road, Lijingpu Village, Ningxiang County, Hunan Province

          Attn: Yabin Zhong

          Tel.: 0731-87828601

          Fax: 0731-87828601

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
          Party C: Hunan Oya Education Technology Co., Ltd.

          Address: No. 119, Block. I. Middle Furong Rd., Kaifu District, Changsha City (Room 1708, Changtai Building)

          Attn: Guangwen He

          Tel.: 0731-88873289

          Fax: 0731-88873727

     7.3 Either Party can notice the other Party the change of the notice address at any time upon this clause.

8.   DUTIES OF CONFIDENTIALITY

     The parties acknowledge and confirm that the Agreement and the content thereof, as well as any exchanged oral or written documents for preparing or fulfilling the Agreement are confidential information which may not be disclosed to any other parties without the prior written authorisation of another Party except the followings: (a) any information known or to be known by publics (only those information not disclosed to publics by the party accepting the confidential information without permission); (b) any information needed by any party with respect to the Agreement to be disclosed at the request of applicable laws, stock exchange regulations or orders from government or court; or (c) any information needed to be disclosed to the stockholders, investors, or law or financial consultant who have to observe the confidential obligations similar to the Agreement as well . Any such disclosure from personnel or employed institutes of one party shall be considered as the disclosure of that party and shall be liable for breach of agreement. This clause shall be valid no matter the Agreement is terminated for any reason.

9.   FURTHER GUARANTEES

     The parties agree to sign in time the documents and take further actions reasonably needed in implementation of the provisions and purposes of this Agreement or benefit the Party.

10.  MISCELLANEOUS

     10.1 Amendment, modification and supplement

          The amendment, modification and supplement of this Agreement must be approved by a written agreement signed by each party.

     10.2 Complete agreements

          In addition to the written amendment, modification and supplement after this Agreement has been signed, the complete agreements reached by the parties of this Agreement for the subject matter of this Agreement shall replace all the oral or written consultations, statements and agreements reached for the subject matter of this Agreement erenow.

     10.3 Titles

          The title of this Agreement shall be set only for convenience to read as such, and shall not be used to explain, descript or otherwise affect the meanings of the provisions of this Agreement.

     10.4 Languages

          This Agreement shall be in triplicate. Party A, Party B and Party C have one with each equally valid.

     10.5 Divisibility

     10.5 If one or more clauses of the Agreement are adjudged to be invalid, illegal or unenforceable in any aspect subject to any law or regulation, the validity, legality or enforceability of the other part of the Agreement shall not be impacted or damaged for such reason. The

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
          Parties shall, through sincere negotiations, replace the invalid, illegal or unenforceable regulations with effective regulations within the law and to the maximum the Parties expected, economic effects of such effective regulations shall be as similar as possible with those of the invalid, illegal or unenforceable regulations.

     10.6 Successors

          This Agreement shall be binding on the respective successors and the permitted transferees of the parties thereof and shall be favorable to them therefore.

     10.7 Remaining in force

          10.7.1 Any obligations arising from this Agreement or expiring prior to the expiration or early termination of this Agreement shall remain in force after the expiration or early termination of this Agreement.

          10.7.2 The provisions stipulated in Clauses 5, 7, 8 and 10.8 of this Agreement shall remain in force after the termination of this Agreement.

     10.8 Waive

          Any party can waive the terms and conditions of this Agreement, but the said waive must be made in writing and signed by the parties. One party's abstention arising from the breach of agreement of other parties in some cases shall not be deemed as the said party's abstention arising from the similar breach of agreement of other parties in other cases.

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
IN WITNESS WHEREOF, the representatives authorized by both Parties have signed this Exclusive Option Agreement and validated it as of day showed at the beginning of the Agreement.

Party A: Xiangtan Nicestar Business Administration Co., Ltd.

Signature: /s/ Guangwen He

Name: Guangwen He

Post: Legal Representative


Party B: Yabin Zhong

Signature: /s/ Yabin Zhong


Party C: Hunan Oya Education Technology Co., Ltd.

Signature: /s/ Guangwen He

Name: Guangwen He

Post: Legal Representative


                                       8